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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2001

HearMe
(Exact name of registrant as specified in its charter)

000-25399
(Commission File Number)

Delaware (State or other jurisdiction of incorporation)	94-3217317 (I.R.S. Employer Identification No.)

685 Clyde Avenue
Mountain View, California 94043
(Address of principal executive offices, with zip code)

(650) 429-3900
(Registrant's telephone number, including area code)

Item 5. Other Events.

    On October 25, 2001, HearMe announced the approval of its plan of dissolution by its stockholders. Further details are set forth in the press release attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

  (c)
  Exhibits

99.1	Press Release dated October 25, 2001 announcing the approval by HearMe's stockholders of its plan of dissolution.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HearMe (Registrant)
Date:	October 29, 2001	By:	/s/ Joyce Keshmiry Joyce Keshmiry Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release dated October 25, 2001 announcing the approval by HearMe's stockholders of its plan of dissolution.

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SIGNATURES
INDEX TO EXHIBITS